UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 30, 2006
Date of Report (Date of earliest event reported)

NORPAC TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-27147	95-4705831
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

Suite 311, 698 Seymour Street
Vancouver, BC	V6B 3K6
(Address of principal executive offices)	(Zip Code)

(604) 662-3406
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS.

Effective November 30, 2006, the Company issued 2,000,000 shares of its common stock at a price of $0.25 per share to two subscribers each of whom are “accredited investors” as such term is defined in Rule 506 of Regulation D of the Securities Act of 1933. The shares were issued pursuant to the private placement announced in the Company’s news release dated November 9, 2006. The proceeds of the private placement, being $500,000, will be loaned to the Company’s proposed acquisition candidate, Nextdigital Corp. (“Nextdigital”), to fund its operations and for working capital purposes.

A copy of the press release announcing the Company’s completion of the private placement has been attached as an exhibit to this Current Report on Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	Financial Statements And Exhibits

(c)	Exhibits

99.1 Press Release dated December 1, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORPAC TECHNOLOGIES, INC.

Date: December 1, 2006
	By:	/s/ John P. Thornton

JOHN P. THORNTON
Chief Executive Officer, Chief Financial Officer
President, Secretary and Treasurer